Exhibit 10.13

AMENDMENT No. 2 AND WAIVER (this “Amendment and Waiver”) dated as of May 30, 2006, to the CREDIT AGREEMENT dated as of May 31, 2005 and amended on February 22, 2006 (the “Credit Agreement”), among JAMES RIVER COAL COMPANY (the “Borrower”), the LENDERS from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrower has requested that the Lenders agree to waive and amend certain provisions of the Credit Agreement, in each case pursuant to the terms and subject to the applicable conditions set forth herein.

C.  The undersigned Lenders are willing, pursuant to the terms and subject to the applicable conditions set forth herein, to grant such waivers and approve such amendments.

D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as amended hereby).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the applicable conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Waivers. Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with Section 6.13 of the Credit Agreement for any period from and including February 22, 2006, to and including the date immediately prior to the date hereof.

SECTION 2. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is amended by replacing the last clause at the end of the definition of “Applicable Rate” in its entirety by the following clause:

“Notwithstanding the foregoing, the Loan ABR Spread shall be 2.00% and the Loan Eurodollar Spread shall be 3.00% from the effective date of the Amendment and Waiver through December 31, 2006, provided that if the senior secured facilities provided to the Borrower hereunder are not rated at least B1 by Moody’s and B by S&P after the effective date of the Amendment No. 2 and Waiver, then each such percentage shall be increased by 0.25%.”

SECTION 3. Amendment of Section 2.12(c). Section 2.12(c) of the Credit Agreement is amended by deleting the reference to “3.00% per annum, from the effective date of the Amendment and Waiver through September 30, 2006, and 2.75% per annum thereafter” in subclause (i)(a) thereof and inserting “3.00% per annum, from the effective date of the Amendment and Waiver through December 31, 2006, and 2.75% per annum thereafter (provided that if the senior secured facilities provided to the Borrower hereunder are not rated at least B1 by Moody’s and B by S&P after the effective date of the Amendment No.2 and Waiver, then each such percentage referenced in this subclause (i)(a) shall be increased by 0.25%)” in lieu thereof.

SECTION 4. Amendment of the Definition of “Leverage Ratio”. The definition of “Leverage Ratio” is amended by adding the following sentence to the end of the definition thereof:

“Solely for purposes of calculating the Leverage Ratio for any date using Consolidate EBITDA for the period ended on (a) March 31, 2006, Consolidate EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarter ended March 31, 2006, and (ii) 4, (b) June 30, 2006, Consolidate EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, and June 30, 2006, and (ii) 2, and (c) September 30, 2006, Consolidate EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, and (ii) 4/3.”

SECTION 5. Amendment of the-Definition of “Senior Secured Leverage Ratio”. The definition of “Senior Secured Leverage Ratio” is amended by adding the following sentence to the end of the definition thereof:

“Solely for purposes of calculating the Senior Secured Leverage Ratio for any date using Consolidated EBITDA for the period ended on (a) March 31, 2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarter ended March 31, 2006, and (ii) 4, (b) June 30, 2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, and June 30, 2006, and (ii) 2, and (c) September 30, 2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, and (ii) 4/3.”

SECTION 6. Amendment of Section 6.12. Section 6.12 of the Credit Agreement is amended by adding the following sentence to the end of such Section (immediately following the table set forth therein):

“Solely for purposes of calculating the Fixed Charge Coverage Ratio for any date using Consolidated EBITDA for the period ended on (a) March 31,

2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarter ended March 31, 2006, and (ii) 4, (b) June 30, 2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, and June 30, 2006, and (ii) 2, and (c) September 30, 2006, Consolidated EBITDA shall be an amount equal to the product of (i) Consolidated EBITDA for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, and (ii) 4/3.”

SECTION 7. Amendment of Section 6.13. Section 6.13 of the Credit Agreement is amended in its entirety as follows:

“SECTION 6.13. Leverage Ratio. The Borrower will not permit the Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:

Period	Ratio
December 31 through March 30, 2006	3.50 to 1.00
March 31, 2006 through June 29, 2006	2.85 to 1.00
June 30, 2006 through December 30, 2006	2.50 to 1.00
December 31,2006 through December 30, 2007	2.25 to 1.00
December 31, 2007 and thereafter	2.00 to 1.00"

SECTION 8. Amendment of Section 6.01(a)(vi). Section 6.01(a)(vi) of the Credit Agreement is amended in its entirety as follows:

“(vi) (A) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed by the Borrower or any Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (B) extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (plus any accrued but unpaid interest and premium thereon), provided that the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $10,000,000 at any time outstanding;”

SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment and Waiver has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) None of the execution, delivery or performance by the Borrower of this Amendment and Waiver or the compliance by the Borrower with the terms and provisions hereof (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Borrower or any of its respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Borrower or any of its respective Subsidiaries is a party or by which Borrower or any of its respective Subsidiaries or any of the property or assets of Borrower or any of its respective Subsidiaries are bound or to which Borrower or any of its respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Borrower or any of its respective Subsidiaries.

(c) The representations and warranties of Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(d) the Lenders shall have received quarterly projections for the first [three] fiscal quarters commencing after the date hereof which such projections shall include projected balances sheets, consolidated statements of operations and comprehensive income, and cash flows as of the end of and for each of such fiscal quarters.

(e) After giving effect to this Amendment and Waiver, no Default or Event of Default shall have occurred and be continuing.

SECTION 10. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment and Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment and Waiver to the Administrative Agent prior to 5:00 p.m., New York City time, on May 26, 2006, an amendment fee in an amount equal to 0.25% of such Lender’s Revolving Exposures, Synthetic LC Exposure, unused Revolving Commitments and Excess Credit-Linked Deposits as of such date.

SECTION 11. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date (the “Effective Date”) on which each of the following conditions has been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the Effective Date, to the effect that the representations and warranties set forth in Section 11 hereof are true and correct;

(c) the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each of the Lenders entitled thereto, the Amendment Fee referred to in Section 10 hereof; and

(d) to the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and Waiver and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 12. Effect of Amendment and Waiver. Except as specifically set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment and Waiver shall be a Loan Document for all purposes.

SECTION 13. Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment and Waiver by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment and Waiver.

SECTION 15. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment and Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 16. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Waiver.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

JAMES RIVER COAL COMPANY, as Borrower, By /s/ Samuel M. Hopkins, II Name: Samuel M. Hopkins, II Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent By /s/ Norm Harkleroad Name: Norm Harkleroad Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., individually and as Syndication Agent, by /s/ Eugene F. Martin Name: Eugene F. Martin Title: Vice President Morgan Stanley Senior Funding, Inc.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: ACCESS INSTITUTIONAL LOAN FUND By: Deerfield Capital Management LLC as its Portfolio Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Bank of America N.A. by /s/ Michael Roof Name: Michael Roof Title: Vice-President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: BEAR STEARNS CORPORATE LENDING INC. by /s/ Richard Bram Smith Name: Richard Bram Smith Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: BRIDGEPORT CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: BRYN MAWR CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Caterpillar Financial Services Corporation by /s/ Christopher C. Patterson Name: Christopher C. Patterson Title: Global Operations Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Chatham Light II CLO. Limited, by Sankaty Advisors, LLC as Collateral Manager by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

:

Name of Institution CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: THE FOOTHILL GROUP, INC. by /s/ Dennis R. Ascher Name: Dennis R. Ascher Title: SR. V.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: FOREST CREEK CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

FOUR CORNERS CLO 2005-I, LTD., as Lender
By: Four Corners Capital Management LLC, As

Collateral Manager

by /s/ Steven Columbaro
Name: Steven Columbaro, CFA
Title: Sr. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Gleneagles CLO, Ltd.

By: Highland Capital Management, L.P. as Collateral
Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
               General Partner of Highland Capital
               Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Highland Floating Rate Advantage Fund by /s/ M. Jason Blackburn Name: M. Jason Blackburn Title: Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Highland Offshore Partners, L.P.

By: Highland Capital Management, L.P. as Collateral
Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc., General Partner
               of Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Jasper CLO, Ltd.

By: Highland Capital Management, L.P. as Collateral
Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
Name: David W. Lancelot
Title: Treasurer, Strand Advisors, Inc., General Partner
of Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

KNIGHT CBNA LOAN FUNDING

KNIGHT CFPI LOAN FUNDING LLC
Knight CBNA Loan Funding LLC, for itself or as Agent
for Knight CFPI Loan Funding LLC

by /s/ Matthew Massier
Name: Matthew Massier
Title: As Attorney In Fact

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Liberty CLO, Ltd.

By: Highland Capital Management, L.P. as Collateral
Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
                General Partner of Highland Capital
                Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Liberty Mutual Fire Insurance Company

By: Highland Capital Management, L.P. its Investment
Advisor

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
                General Partner of Highland Capital
                Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Liberty Mutual Insurance Company

By: Highland Capital Management, L.P. its Investment
Advisor

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
                General Partner of Highland Capital
                 Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Loan Funding IV LLC

By: Highland Capital Management, L.P. as Collateral
 Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title:  Treasurer, Strand Advisors, Inc.,
                General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Loan Funding VII LLC

By: Highland Capital Management, L.P. as Collateral
 Manager

By: Strand Advisors, Inc., Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
                General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: LONG GROVE CLO, LIMITED. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: MARKET SQUARE CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: MARQUETTE PARK CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: MUIRFIELD TRADING LLC by /s/ Kristi Milton Name: Kristi Milton Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:

Restoration Funding CLO, LTD

By: Highland Capital Management, L.P. as Collateral
Manager

By: Strand Advisors, Inc. Its General Partner

by /s/ David W. Lancelot
     Name: David W. Lancelot
     Title: Treasurer, Strand Advisors, Inc.,
               General Partner of Highland Capital
               Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: ROSEMONT CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager by /s/ Peter Sakon Name: Peter Sakon Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER, DATED AS OF MAY 30, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution: Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender by /s/ Jeffrey Hawkins Name: Jeffrey Hawkins Title: Senior Vice President